UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC. - Dreyfus California AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/13

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

California AMT-Free

Municipal Bond Fund

ANNUAL REPORT May 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
31	Financial Highlights
35	Notes to Financial Statements
48	Report of Independent Registered
Public Accounting Firm
49	Important Tax Information
50	Board Members Information
53	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
California AMT-Free
Municipal Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2012, through May 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economic recovery gained traction over the reporting period, but remained slower than historical norms. On one hand, the expansion has been fueled by gradually falling unemployment, recovering housing markets, rapid growth in domestic oil and gas production, and, perhaps most significant, the aggressively stimulative monetary policy of the Federal Reserve Board (the “Fed”). On the other hand, several factors have weighed on the nation’s economic growth rate, including relatively sluggish demand for exports to Europe and the emerging markets, higher tax rates for some Americans, and more restrictive fiscal policies stemming from sequestration.Yields of longer term municipal bonds climbed in response to these developments, partly offsetting price gains achieved earlier in the reporting period.

In our analysis, real GDP growth seems poised to accelerate modestly over the remainder of 2013. In fact, we expect the relatively mild economic expansion to remain intact domestically and globally over the next several years. The moderate pace of the recovery implies that the risks of consumer price inflation are limited, making it unlikely that the Fed will adopt expansion-threatening, restrictive policies anytime soon. As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 17, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2012, through May 31, 2013, as provided by Jeffrey B. Burger, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2013, Dreyfus California AMT-Free Municipal Bond Fund’s Class A, C, I, and Z shares achieved total returns of 3.67%, 2.81%, 3.93%, and 3.89%, respectively.1 The Barclays Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.05% for the same period.2

Favorable supply-and-demand dynamics early in the reporting period were partly offset by selling pressure amid muted investor demand over the reporting period’s second half. California bonds outperformed national market averages, and an emphasis on revenue bonds helped the fund produce generally higher returns than its benchmark.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund also seeks to provide income exempt from the federal Alternative Minimum Tax.The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Selling Pressure in Advance of Tax Changes

Municipal bonds were supported at the start of the reporting period by robust demand for a limited supply of newly issued securities. However, municipal bonds generally began to lose value at the end of 2012 when investors took profits in anticipation of higher capital gains tax rates. At the same time, municipal bond dealers proved reluctant to maintain substantial inventories of unsold securities at year-end.

While the supply of newly issued municipal bonds continued to moderate over the opening months of 2013, robust investor demand failed to rematerialize. In addition, longer term interest rates generally climbed in response to improved economic trends and mounting expectations that the Federal Reserve Board (the “Fed”) might back away from its ongoing quantitative easing program sooner than many had expected. These expectations intensified in May, when remarks by Fed Chairman Ben Bernanke were widely interpreted as a signal of the central bank’s intention to move toward a less accommodative monetary policy. In this environment, longer term and lower rated municipal bonds fared better than their shorter maturity and higher rated counterparts, on average.

California’s fiscal condition improved markedly after residents voted to increase state income and sales taxes in November, 2012. These additional revenues helped the state achieve a budget surplus for the first time in years.

Fund Strategies Produced Positive Relative Results

The fund benefited from relative strength among California municipal bonds, which outperformed national market averages in the wake of successful ballot initiatives raising state income and sales taxes. In addition, fund performance was bolstered by overweighted exposure to revenue bonds, particularly those backed by hospitals and special tax districts. Our interest rate strategies also proved beneficial, as a modestly long average duration and an emphasis on bonds with maturities of 15 years and more enabled the fund to participate more fully in strength among longer term securities.

Conversely, the fund’s relative performance was dampened to a degree by underweighted exposure to bonds with credit ratings toward the lower end of the investment-grade range. Overweighted exposure to high-quality revenue bonds backed by essential municipal services, such as water and sewer facilities, also weighed on relative results.

At times during the reporting period, we successfully employed futures contracts to help implement our interest-rate strategies.

Maintaining a Selective Approach

We have been encouraged by recently improved economic data, but the U.S. and California economies remain vulnerable to domestic fiscal uncertainty and unexpected global developments. In addition, while the state’s credit fundamentals have improved, many localities face ongoing fiscal pressures.Therefore, we have maintained a long-term perspective in which our research-intensive credit selection process seeks to identify attractively valued opportunities among fundamentally sound issuers. Over the near term, we believe that bouts of heightened market volatility may provide opportunities to purchase municipal bonds at more attractive valuations as yield differences widen along the market’s maturity spectrum.

June 17, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.
The use of derivatives involves risk different from, or possibly greater than, the risk associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that the changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
I and Class Z (which is closed to new investors) are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 10/21/04 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
Dreyfus California AMT-Free Municipal Bond Fund on 5/31/03 to a $10,000 investment made in the Barclays
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Index is not limited to investments principally in California municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-
exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/13
	Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	–0.99%		4.26%	3.68	%††
without sales charge	10/21/04	3.67%		5.22%	4.15	%††
Class C shares
with applicable redemption charge †	10/21/04	1.81%		4.40%	3.46	%††
without redemption	10/21/04	2.81%		4.40%	3.46	%††
Class I shares	12/15/08	3.93%		5.48%††	4.36	%††
Class Z shares	7/26/83	3.89%		5.45%	4.34%
Barclays Municipal Bond Index		3.05%		5.70%	4.68%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 10/21/04 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2012 to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2013

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.50	$8.24	$3.27	$3.46
Ending value (after expenses)	$983.60	$979.90	$984.90	$984.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2013

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$4.58	$8.40	$3.33	$3.53
Ending value (after expenses)	$1,020.39	$1,016.60	$1,021.64	$1,021.44

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.67% for Class C, .66% for
Class I and .70% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2013

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.9%	Rate (%)	Date	Amount ($)	Value ($)
California—90.2%
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (San Diego
Hospital Association)	5.38	3/1/21	4,000,000	4,111,280
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (Sharp HealthCare)	6.00	8/1/30	5,000,000	6,020,850
Alameda Corridor Transportation
Authority, Senior Lien Revenue	5.00	10/1/21	2,300,000	2,763,588
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/22	5,000,000	6,111,600
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/24	17,580,000	20,974,698
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/34	10,000,000	11,055,800
Brentwood Infrastructure Financing
Authority, Water Revenue	5.75	7/1/38	4,250,000	4,711,465
California,
Economic Recovery Bonds	5.00	7/1/20	10,000,000	11,880,400
California,
GO	5.00	8/1/22	5,000,000	5,656,950
California,
GO (Various Purpose)	5.50	4/1/19	4,455,000	5,427,259
California,
GO (Various Purpose)	5.00	11/1/23	5,000,000	5,897,500
California,
GO (Various Purpose)	5.00	9/1/27	5,250,000	5,920,162
California,
GO (Various Purpose)	5.25	10/1/28	13,835,000	16,109,059
California,
GO (Various Purpose)	5.25	3/1/30	15,000,000	17,270,250
California,
GO (Various Purpose)	5.75	4/1/31	4,500,000	5,237,325
California,
GO (Various Purpose)	5.25	9/1/31	25,000,000	28,738,000
California,
GO (Various Purpose)	5.25	9/1/32	19,500,000	22,339,395

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California,
GO (Various Purpose)	5.25	10/1/32	9,170,000	10,517,073
California,
GO (Various Purpose)	6.00	3/1/33	3,000,000	3,670,230
California,
GO (Various Purpose)	6.50	4/1/33	30,000,000	36,978,600
California,
GO (Various Purpose)	5.50	11/1/35	10,000,000	11,705,400
California,
GO (Various Purpose)	5.00	2/1/38	5,000,000	5,479,900
California,
GO (Various Purpose)	5.50	3/1/40	17,500,000	20,033,650
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	7,500,000	8,758,350
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/21	9,000,000	10,913,220
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/26	7,500,000	8,758,425
California Department of Water
Resources, Water System
Revenue (Central Valley Project)	5.00	12/1/27	11,600,000	13,508,780
California Educational Facilities
Authority, Revenue (Pooled
College and University Projects)	5.63	7/1/23	135,000	174,628
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000	5,803,600
California Health Facilities
Financing Authority, Revenue
(Catholic Healthcare West)	5.63	7/1/32	5,875,000	6,392,411
California Health Facilities
Financing Authority, Revenue
(City of Hope)	5.00	11/15/23	1,650,000	1,952,527
California Health Facilities
Financing Authority, Revenue
(City of Hope)	5.00	11/15/24	1,600,000	1,873,600
California Health Facilities
Financing Authority, Revenue
(Lucile Salter Packard Children’s
Hospital at Stanford)	5.00	8/15/25	5,855,000	6,899,649

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Health Facilities
Financing Authority, Revenue
(Rady Children’s Hospital—
San Diego)	5.25	8/15/41	8,500,000		9,251,995
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/32	1,150,000		1,290,047
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/36	12,525,000		13,617,055
California Health Facilities
Financing Authority, Revenue
(Stanford Hospital and Clinics)	5.00	8/15/42	1,000,000		1,101,000
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	6,000,000		7,023,060
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/31	3,500,000		4,012,680
California Housing Finance Agency,
Home Mortgage Revenue
(Collateralized; FNMA)	5.50	8/1/38	10,325,000		10,495,982
California Infrastructure and
Economic Development Bank,
Revenue (Performing Arts
Center of Los Angeles County)	5.00	12/1/27	1,000,000		1,064,810
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000		7,091,888
California Pollution Control Financing
Authority, PCR (San Diego Gas and
Electric Company) (Insured; National
Public Finance Guarantee Corp.)	5.90	6/1/14	5,000,000		5,283,450
California Pollution Control
Financing Authority, Revenue
(San Jose Water Company Project)	5.10	6/1/40	5,500,000		5,861,020
California Pollution Control
Financing Authority, Water
Facilities Revenue (American
Water Capital Corporation Project)	5.25	8/1/40	7,500,000	[a]	7,861,950

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California State Public Works
Board, LR (Department of
Corrections, Calipatria State
Prison, Imperial County)
(Insured; National Public
Finance Guarantee Corp.)	6.50	9/1/17	9,860,000	10,904,371
California State Public Works
Board, LR (Department of
Health Services-Richmond
Laboratory, Phase III Office
Building) (Insured; XLCA)	5.00	11/1/19	1,680,000	1,845,698
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	3/1/25	1,795,000	2,056,460
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/31	10,000,000	10,936,900
California State Public Works
Board, LR (The Regents of the
University of California)
(Various University of
California Projects)	5.50	6/1/14	2,575,000	2,630,749
California State Public Works
Board, LR (The Regents of the
University of California)
(Various University of
California Projects) (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/1/23	4,400,000	5,439,236
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	2,510,000	2,803,494
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000	5,565,050
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	20,000,000	20,025,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; FGIC)	5.75	7/1/47	10,000,000	11,459,900
California Statewide Communities
Development Authority, Insured
Revenue (Saint Joseph Health
System) (Insured; National
Public Finance Guarantee Corp.)	5.13	7/1/24	5,000,000	5,722,700
California Statewide Communities
Development Authority,
Revenue (American Baptist
Homes of the West)	2.10	10/1/19	2,000,000	2,006,740
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.25	11/1/30	3,750,000	4,255,200
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.00	11/1/40	11,940,000	13,007,078
California Statewide Communities
Development Authority, Revenue
(Inland Regional Center Project)	5.25	12/1/27	9,000,000	9,664,740
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/42	3,000,000	3,259,620
California Statewide Communities
Development Authority, Revenue
(Sutter Health)	5.00	8/15/22	2,000,000	2,369,060
California Statewide Communities
Development Authority, Revenue
(The California Endowment)	5.25	7/1/20	2,280,000	2,289,325
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.00	7/1/40	8,000,000	8,416,960

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	4,000,000		4,317,360
Capistrano Unified School District
(Ladera) Community Facilities
District Number 98-2, Special
Tax Bonds (Insured; National
Public Finance Guarantee Corp.)	5.00	9/1/19	3,545,000		3,739,975
Carson Redevelopment Agency,
Tax Allocation Revenue
(Redevelopment Project Area
Number 1) (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/13	1,000,000		1,012,490
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	[b]	2,151,330
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0/5.00	8/1/29	15,565,000	[c]	16,783,895
Delano,
COP (Delano Regional
Medical Center)	3.00	1/1/15	1,210,000		1,236,463
Delano,
COP (Delano Regional
Medical Center)	4.00	1/1/16	1,245,000		1,319,165
Delano,
COP (Delano Regional
Medical Center)	4.00	1/1/17	1,305,000		1,389,903
Foothill-De Anza Community
College District, GO
(Insured; AMBAC)	5.00	8/1/22	10,350,000		11,881,076
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue	5.75	1/15/40	1,745,000		1,745,593
Foothill/Eastern Transportation
Corridor Agency,
Toll Road Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.13	1/15/19	2,000,000		2,002,860

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds (Insured;
Assured Guaranty Municipal Corp.)	4.55	6/1/22	1,725,000		1,884,718
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	12,080,000		11,882,854
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	12,500,000		11,773,750
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[b]	3,468,063
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[b]	3,443,849
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[b]	3,412,606
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[b]	1,948,095
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/19	910,000		1,100,017
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/26	5,000,000		5,864,100
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/29	3,915,000		4,434,442
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/29	16,090,000		18,844,447
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/35	25,000,000		27,860,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/17	2,500,000		2,917,725
Los Angeles Department of Water
and Power, Water System Revenue	5.00	7/1/43	12,000,000		13,335,600
Los Angeles Department of Water
and Power, Water System Revenue	5.00	7/1/43	10,000,000		11,113,000
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	26,055,000		30,954,122
Los Angeles Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	5.75	7/1/15	3,000,000		3,333,630
Metropolitan Water District of
Southern California,
Water Revenue	5.00	7/1/20	4,000,000		4,920,880
Metropolitan Water District of
Southern California,
Water Revenue	5.00	10/1/34	7,390,000		8,526,065
Metropolitan Water District of
Southern California,
Water Revenue	5.00	1/1/39	5,000,000		5,638,650
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)	0.00	9/1/15	2,825,000	[b]	2,785,196
Murrieta Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/21	4,950,000	[b]	3,792,393
Natomas Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.95	9/1/21	2,500,000		2,918,675
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.00	1/1/16	670,000	[d]	754,172
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.50	7/1/21	375,000	[d]	512,636

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; National
Public Finance Guarantee Corp.)	6.30	7/1/18	26,400,000		29,581,728
Orange County Community Facilities
District, Special Tax Bonds
(Landera Ranch)	5.63	8/15/34	4,000,000		4,009,960
Pomona Redevelopment Agency,
Tax Allocation Revenue
(West Holt Avenue
Redevelopment Project)	5.50	5/1/32	3,000,000		3,397,800
Poway Unified School District,
School Facilities Improvement
District Number 2007-1, GO	0.00	8/1/35	12,850,000	[b]	4,495,187
Sacramento County,
Airport System Senior Revenue	5.00	7/1/24	5,090,000		5,800,462
Sacramento County,
Airport System Senior Revenue	5.13	7/1/25	5,890,000		6,758,775
Sacramento County,
Airport System Senior Revenue	5.00	7/1/40	5,000,000		5,393,550
Sacramento County Sanitation
Districts Financing Authority,
Revenue (Sacramento Regional
County Sanitation District)	5.00	12/1/26	7,000,000		8,213,590
Sacramento County Water
Financing Authority, Revenue
(Sacramento County
Water Agency Zones 40
and 41 Water System Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/25	8,500,000		9,635,345
Sacramento Municipal Utility
District, Electric Revenue	5.00	8/15/28	2,500,000		2,879,825
Sacramento Municipal Utility
District, Electric Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.50	9/1/13	1,900,000		1,928,253
San Bernardino County,
COP (Capital Facilities Project)	6.88	8/1/24	5,000,000		6,956,050

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000	2,354,377
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	9,880,000	10,118,404
San Diego County Regional Airport
Authority, Subordinate
Airport Revenue	5.00	7/1/34	6,000,000	6,499,440
San Diego County Water Authority,
Water Revenue	5.00	5/1/31	4,935,000	5,635,128
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	6,045,000	7,026,648
San Diego Public Facilities
Financing Authority,
Water Revenue	5.25	8/1/28	6,000,000	7,014,060
San Diego Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	7/1/16	1,465,000	1,485,613
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/23	6,775,000	7,904,393
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.25	5/1/26	4,000,000	4,672,840
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/28	2,000,000	2,306,640
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/29	2,000,000	2,294,840
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/37	10,000,000	11,087,600

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	11/1/24	13,185,000		14,696,792
San Francisco City and County
Redevelopment Agency Community
Facilities District Number 6,
Special Tax Revenue (Mission
Bay South Public Improvements)	0.00	8/1/18	445,000	[b]	343,678
San Francisco City and County
Redevelopment Agency Community
Facilities District Number 6,
Special Tax Revenue (Mission
Bay South Public Improvements)	5.00	8/1/18	1,585,000		1,788,181
San Francisco City and County
Redevelopment Agency Community
Facilities District Number 6,
Special Tax Revenue (Mission
Bay South Public Improvements)	0.00	8/1/21	500,000	[b]	318,705
Sonoma County Junior College
District, GO	5.00	8/1/28	3,000,000		3,520,860
Sonoma County Junior College
District, GO	5.00	8/1/29	2,730,000		3,183,153
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.25	7/1/27	7,485,000		8,859,246
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/27	5,830,000		6,756,737
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/28	3,145,000		3,596,245
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/29	2,230,000		2,533,369
Southern California Public Power
Authority, Revenue (Milford
Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000		13,477,572

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/27	13,765,000		15,953,084
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/25	1,620,000		1,806,980
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/26	1,115,000		1,230,458
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San
Diego County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	1,785,000		1,789,230
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San
Diego County Tobacco Asset
Securitization Corporation)	5.13	6/1/46	8,850,000		7,988,099
Torrance,
Revenue (Torrance Memorial
Medical Center)	5.00	9/1/40	3,000,000		3,231,030
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.63	1/1/29	8,000,000		9,356,400
Turlock Irrigation District,
Revenue	5.00	1/1/25	5,610,000		6,259,638
Turlock Irrigation District,
Revenue	5.00	1/1/26	8,120,000		9,004,106
University of California Regents,
General Revenue	5.00	5/15/17	6,500,000		7,562,815
University of California Regents,
General Revenue	5.00	5/15/21	15,000,000		18,335,700
University of California Regents,
General Revenue	5.25	5/15/28	10,000,000		11,535,600
University of California Regents,
General Revenue	5.75	5/15/31	8,000,000		9,574,560
West Kern Community College
District, GO (Insured; XLCA)	0.00	11/1/20	1,000,000	[b]	752,380

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—8.7%
Guam,
Hotel Occupancy Tax Revenue	6.00	11/1/26	3,300,000	3,801,963
Guam,
LOR (Section 30)	5.63	12/1/29	2,850,000	3,117,045
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	2,000,000	2,122,640
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.00	7/1/21	10,000,000	10,009,500
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	5.13	7/1/37	3,730,000	3,546,745
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/22	2,000,000	2,052,220
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/22	4,000,000	4,155,560
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/28	6,040,000	5,998,686
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/28	5,000,000	5,054,250
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/42	2,270,000	2,174,342
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/30	10,000,000	10,152,100
Puerto Rico Highway and
Transportation Authority,
Highway Revenue (Insured;
Assured Guaranty
Municipal Corp.)	6.25	7/1/16	130,000	152,602
Puerto Rico Highway and
Transportation Authority,
Highway Revenue (Insured;
Assured Guaranty
Municipal Corp.)	6.25	7/1/16	2,870,000	3,193,277
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control Facilities
Financing Authority, HR
(Hospital Auxilio Mutuo
Obligated Group Project)	6.00	7/1/33	2,450,000	2,718,520

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/28	10,200,000		10,452,246
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	5,000,000		5,253,650
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.38	8/1/39	4,500,000		5,074,740
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,500,000		8,279,775
University of Puerto Rico,
University System Revenue	5.00	6/1/23	10,000,000		9,833,500
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
General Obligation/Matching
Fund Loan Note)	7.30	10/1/18	2,280,000		2,727,085
Virgin Islands Public Finance
Authority, Revenue (Virgin Islands
Matching Fund Loan Notes)	5.00	10/1/25	5,000,000		5,495,500
Total Long-Term Municipal Investments
(cost $1,088,452,180)					1,193,529,709

Short-Term Municipal
Investment—.2%
California;
California,
GO Notes
(Kindergarten-University)
(LOC; Citibank NA)
(cost $1,800,000)	0.06	6/3/13	1,800,000	[e]	1,800,000

		Principal
Short	-Term Investment—.0%	Amount ($)	Value ($)
	U.S. Treasury Bills;
	0.10%, 7/25/13
	(cost $129,981)	130,000 [f]	129,996
	Total Investments (cost $1,090,382,161)	99.1%	1,195,459,705
	Cash and Receivables (Net)	.9%	10,849,144
	Net Assets	100.0%	1,206,308,849

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2013, this security was valued at $7,861,950 or .7% of net assets.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at May 31, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
f Held by or on behalf of a counterparty for open swap agreements.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	4.9
AA		Aa		AA	43.2
A		A		A	35.7
BBB		Baa		BBB	11.6
BB		Ba		BB	.9
B		B		B	2.6
F1		MIG1/P1		SP1/A1	.2
Not Rated[g]		Not Rated[g]		Not Rated[g]	.9
					100.0

† Based on total investments.
g Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			1,090,382,161	1,195,459,705
Interest receivable				15,243,213
Unrealized appreciation on swap agreements—Note 4				119,964
Receivable for shares of Common Stock subscribed				26,456
Prepaid expenses				28,243
				1,210,877,581
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				760,317
Cash overdraft due to Custodian				2,042,119
Payable for shares of Common Stock redeemed				1,399,286
Unrealized depreciation on swap agreements—Note 4				239,928
Accrued expenses				127,082
				4,568,732
Net Assets ($)				1,206,308,849
Composition of Net Assets ($):
Paid-in capital				1,117,371,615
Accumulated net realized gain (loss) on investments				(16,020,346)
Accumulated net unrealized appreciation (depreciation)
on investments and swap transactions				104,957,580
Net Assets ($)				1,206,308,849

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	115,773,106	12,351,232	43,362,858	1,034,821,653
Shares Outstanding	7,544,380	805,057	2,827,121	67,434,777
Net Asset Value Per Share ($)	15.35	15.34	15.34	15.35

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2013

Investment Income ($):
Interest Income	51,738,044
Expenses:
Management fee—Note 3(a)	7,394,002
Shareholder servicing costs—Note 3(c)	1,065,291
Directors’ fees and expenses—Note 3(d)	102,182
Professional fees	96,260
Distribution fees—Note 3(b)	94,120
Custodian fees—Note 3(c)	85,923
Registration fees	62,775
Prospectus and shareholders’ reports	30,545
Loan commitment fees—Note 2	13,872
Interest expense—Note 2	35
Miscellaneous	68,077
Total Expenses	9,013,082
Less—reduction in fees due to earnings credits—Note 3(c)	(1,215)
Net Expenses	9,011,867
Investment Income—Net	42,726,177
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,933,055
Net realized gain (loss) on swap transactions	(104,473)
Net Realized Gain (Loss)	6,828,582
Net unrealized appreciation (depreciation) on investments	(3,136,358)
Net unrealized appreciation (depreciation) on swap transactions	(119,964)
Net Realized Appreciation (Depreciation)	(3,256,322)
Net Realized and Unrealized Gain (Loss) on Investments	3,572,260
Net Increase in Net Assets Resulting from Operations	46,298,437

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2013	2012 [a]
Operations ($):
Investment income—net	42,726,177	45,957,656
Net realized gain (loss) on investments	6,828,582	(2,078,444)
Net unrealized appreciation
(depreciation) on investments	(3,256,322)	96,587,630
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,298,437	140,466,842
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,914,959)	(4,002,174)
Class B Shares	—	(11,444)
Class C Shares	(312,868)	(302,799)
Class I Shares	(1,289,944)	(1,037,277)
Class Z Shares	(37,006,858)	(40,368,349)
Net realized gain on investments:
Class A Shares	(22,975)	—
Class C Shares	(2,432)	—
Class I Shares	(7,241)	—
Class Z Shares	(198,947)	—
Total Dividends	(42,756,224)	(45,722,043)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	18,286,079	21,429,492
Class C Shares	3,253,096	2,825,379
Class I Shares	20,125,439	15,169,282
Class Z Shares	27,950,589	26,925,742

		Year Ended May 31,
	2013	2012 [a]
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	2,540,181	2,567,674
Class B Shares	—	6,677
Class C Shares	178,355	153,368
Class I Shares	508,784	256,621
Class Z Shares	26,935,685	28,902,523
Cost of shares redeemed:
Class A Shares	(22,260,585)	(21,236,268)
Class B Shares	—	(573,630)
Class C Shares	(2,837,253)	(1,543,861)
Class I Shares	(7,921,501)	(10,836,299)
Class Z Shares	(89,568,079)	(89,145,459)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(22,809,210)	(25,098,759)
Total Increase (Decrease) in Net Assets	(19,266,997)	69,646,040
Net Assets ($):
Beginning of Period	1,225,575,846	1,155,929,806
End of Period	1,206,308,849	1,225,575,846

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2013	2012 [a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,174,497	1,433,586
Shares issued for dividends reinvested	163,763	173,967
Shares redeemed	(1,436,280)	(1,440,707)
Net Increase (Decrease) in Shares Outstanding	(98,020)	166,846
Class Bc
Shares issued for dividends reinvested	—	459
Shares redeemed	—	(38,236)
Net Increase (Decrease) in Shares Outstanding	—	(37,777)
Class Cb
Shares sold	209,275	189,868
Shares issued for dividends reinvested	11,501	10,376
Shares redeemed	(183,296)	(104,396)
Net Increase (Decrease) in Shares Outstanding	37,480	95,848
Class I
Shares sold	1,296,197	1,020,299
Shares issued for dividends reinvested	32,795	17,333
Shares redeemed	(511,985)	(730,357)
Net Increase (Decrease) in Shares Outstanding	817,007	307,275
Class Z
Shares sold	1,801,224	1,818,207
Shares issued for dividends reinvested	1,736,687	1,958,502
Shares redeemed	(5,780,374)	(6,054,674)
Net Increase (Decrease) in Shares Outstanding	(2,242,463)	(2,277,965)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31, 2013, 35,307 Class C shares representing $548,860 were exchanged for
35,342 Class A shares.
c During the period ended May 31, 2012, 21,557 Class B shares representing $320,615 were automatically converted to 21,557 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	15.30	14.12	14.52	13.95	14.40
Investment Operations:
Investment income—net[a]	.51	.55	.57	.57	.57
Net realized and unrealized
gain (loss) on investments	.05	1.17	(.40)	.57	(.45)
Total from Investment Operations	.56	1.72	.17	1.14	.12
Distributions:
Dividends from investment income—net	(.51)	(.54)	(.57)	(.57)	(.57)
Dividends from net realized
gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.51)	(.54)	(.57)	(.57)	(.57)
Net asset value, end of period	15.35	15.30	14.12	14.52	13.95
Total Return (%)[c]	3.67	12.41	1.20	8.30	1.00
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.93	.93	.92	.96
Ratio of net expenses
to average net assets	.92	.93	.93	.92	.95
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	—	.02
Ratio of net investment income
to average net assets	3.28	3.70	4.00	3.99	4.18
Portfolio Turnover Rate	9.57	20.88	14.78	22.39	16.57
Net Assets, end of period ($ x 1,000)	115,773	116,939	105,584	123,053	117,685

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	15.30	14.12	14.51	13.95	14.40
Investment Operations:
Investment income—net[a]	.39	.43	.46	.45	.46
Net realized and unrealized
gain (loss) on investments	.04	1.18	(.39)	.56	(.45)
Total from Investment Operations	.43	1.61	.07	1.01	.01
Distributions:
Dividends from investment income—net	(.39)	(.43)	(.46)	(.45)	(.46)
Dividends from net realized
gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.39)	(.43)	(.46)	(.45)	(.46)
Net asset value, end of period	15.34	15.30	14.12	14.51	13.95
Total Return (%)[c]	2.81	11.58	.48	7.36	.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.68	1.66	1.71	1.72	1.73
Ratio of net expenses
to average net assets	1.68	1.66	1.71	1.72	1.73
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	—	.02
Ratio of net investment income
to average net assets	2.51	2.95	3.23	3.18	3.39
Portfolio Turnover Rate	9.57	20.88	14.78	22.39	16.57
Net Assets, end of period ($ x 1,000)	12,351	11,742	9,485	9,653	7,272

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class I Shares	2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	15.29	14.12	14.51	13.94	12.60
Investment Operations:
Investment income—net[b]	.54	.58	.61	.59	.24
Net realized and unrealized
gain (loss) on investments	.06	1.17	(.40)	.58	1.38
Total from Investment Operations	.60	1.75	.21	1.17	1.62
Distributions:
Dividends from investment income—net	(.55)	(.58)	(.60)	(.60)	(.28)
Dividends from net realized
gain on investments	(.00)[c]	—	—	—	—
Total Distributions	(.55)	(.58)	(.60)	(.60)	(.28)
Net asset value, end of period	15.34	15.29	14.12	14.51	13.94
Total Return (%)	3.93	12.60	1.54	8.57	12.97	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66	.68	.66	.68	.70	[e]
Ratio of net expenses
to average net assets	.66	.68	.66	.67	.70	[e]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	—	—[f]
Ratio of net investment income
to average net assets	3.52	3.92	4.29	4.20	4.33	[e]
Portfolio Turnover Rate	9.57	20.88	14.78	22.39	16.57
Net Assets, end of period ($ x 1,000)	43,363	30,742	24,039	17,546	1,956

a From December 15, 2008 (commencement of initial offering) to May 31, 2009.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f There were no floating rate notes outstanding during the class’ period of operations.

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

			Year Ended May 31,
Class Z Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	15.30	14.12	14.52	13.95	14.40
Investment Operations:
Investment income—net[a]	.54	.58	.60	.60	.60
Net realized and unrealized
gain (loss) on investments	.05	1.17	(.40)	.57	(.45)
Total from Investment Operations	.59	1.75	.20	1.17	.15
Distributions:
Dividends from
investment income—net	(.54)	(.57)	(.60)	(.60)	(.60)
Dividends from net realized
gain on investments	(.00)[b]	—	—	—	—
Total Distributions	(.54)	(.57)	(.60)	(.60)	(.60)
Net asset value, end of period	15.35	15.30	14.12	14.52	13.95
Total Return (%)	3.89	12.63	1.43	8.52	1.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.73	.71	.71	.74
Ratio of net expenses
to average net assets	.70	.73	.71	.71	.74
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	—	—	—	.02
Ratio of net investment income
to average net assets	3.50	3.90	4.23	4.21	4.39
Portfolio Turnover Rate	9.57	20.88	14.78	22.39	16.57
Net Assets, end of period
($ x 1,000)	1,034,822	1,066,153	1,016,288	1,194,399	1,199,800

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, California Municipal Income, Inc. and Dreyfus California Intermediate Municipal Bond Fund, as a result of the reorganization of such funds. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

On April 29, 2013 the Company’s Board of Directors (the “Board”) authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective July 1, 2013, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.The Board approved an increase in the authorized shares from 600 million to 700 million and authorized 100 million Class Y shares.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the secu-

rity is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	1,195,329,709	—	1,195,329,709
U.S. Treasury	—	129,996	—	129,996
Other Financial
Instruments:
Swaps†	—	119,964	—	119,964
Liabilities ($)
Other Financial
Instruments:
Swaps†	—	(239,928)	—	(239,928)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At May 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $837,694, accumulated capital losses $15,977,901 and unrealized appreciation $105,665,135. In addition, the fund had $750,000 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2013. If not applied, $158,542 of the carryover expires in fiscal year 2016 and $15,819,359 expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2013 and May 31, 2012 were as follows: tax-exempt income $42,412,918 and $45,722,043, and ordinary income $343,306 and $0, respectively.

During the period ended May 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $201,548, increased

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated net realized gain (loss) on investments by $68,135 and increased paid-in capital by $133,413. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”),“Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2013 was approximately $3,000 with a related weighted average annualized interest rate of 1.15%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2013, there was no reduction in expenses pursuant to the Agreement.

During the period ended May 31, 2013, the Distributor retained $15,187 from commissions earned on sales of the fund’s Class A shares and $62 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2013, Class C shares were charged $94,120, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2013, Class A and Class C shares were charged $299,751, and $31,373, respectively, pursuant to the Shareholder Services Plan.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2013, Class Z shares were charged $396,655 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2013, the fund was charged $242,133 for transfer agency services and $8,173 for cash management services. Cash management fees were partially offset by earnings credits of $1,171.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2013, the fund was charged $85,923 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions.The Bank of New York Mellon also provides shareholder redemption draft processing services. During the period ended May 31, 2013, the fund was charged

$5,090 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $44.

During the period ended May 31, 2013, the fund was charged $8,527 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $623,909, Distribution Plan fees $8,130, Shareholder Services Plan fees $61,063, custodian fees $21,445, Chief Compliance Officer fees $3,830 and transfer agency fees $41,940.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and swap transactions, during the period ended May 31, 2013, amounted to $116,272,490 and $141,719,721, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended May 31, 2013 is discussed below.

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accrues for the interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreements’ term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.

The fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreements’ remaining life, to the extent that the amount is positive.This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collat-

eral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at May 31, 2013:

					Unrealized
Notional		Reference Base Index Determination			Appreciation
Amount	Counterparty	Index	Value (%)	Date	(Depreciation)($)

30,000,000	Citibank	Forward Rate	2.21	9/5/2013	(239,928)
		Agreement,
		Municipal Market
		Data General
		Obligation, 2023,
		AAA Index[a]
30,000,000	Citibank	Forward Rate	3.08	9/5/2013	119,964
		Agreement,
		Municipal Market
		Data General
		Obligation, 2033,
		AAA Index[a]
Gross Unrealized
Appreciation					119,964
Gross Unrealized
Depreciation					(239,928)

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date.The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

The following summarizes the average notional value of swap agreements outstanding during the period ended May 31, 2013:

Average Notional Value ($)
Interest rate swap agreements	42,307,692

At May 31, 2013, the cost of investments for federal income tax purposes was $1,089,674,606; accordingly, accumulated net unrealized appreciation on investments was $105,785,099, consisting of $108,200,542 gross unrealized appreciation and $2,415,443 gross unrealized depreciation.

The Fund 47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2013

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2013 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), except $111,711 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV, which will be mailed in early 2014. Also, the fund hereby reports $.0029 per share as a short-term capital gain distribution paid on December 13, 2012.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

David W. Burke, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    31,401 in 2012 and $32,149 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,000 in 2012 and $6,000 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were  $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,326 in 2012 and $3,040 in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were$1,068 in 2012 and $0 in 2013. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2012 and $200,000 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $35,054,975 in 2012 and $49,714,645 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies andAffiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

-          Dreyfus California AMT-Free Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]